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                                                                    Exhibit 24.2


                          Substitute Power of Attorney
                          ----------------------------

Under the terms of a power of attorney dated October 4, 2004 (the "Power of Attorney"), the undersigned, John R. Jepsen, was appointed attorney-in-fact for Crompton Corporation (the "Company") and certain officers and directors of the Company to act in connection with the Company's Registration Statement on Form S-4 (Securities and Exchange Commission Registration No. 333-11964) dated October 8, 2004 (the "Registration Statement"). In accordance with the authority granted under the Power of Attorney, including the power of substitution, the undersigned hereby constitutes and appoints Eric C. Wisnefsky his true and lawful substitute attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (1) amendments (including post-effective amendments) and additions to the Registration Statement and (2) Registration Statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such substitute attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof. By his signature as attorney-in-fact to this Substitute Power of Attorney, Eric C. Wisnefsky accepts such appointment and agrees to assume from the undersigned any and all duties and responsibilities attendant to his capacity as attorney-in-fact.

Date: November 23, 2004

                                         By: /s/ John R. Jepsen
                                            -------------------
                                         Name: John R. Jepsen


I HEREBY ACCEPT THIS APPOINTMENT AND SUBSTITUTION:

Date: November 23, 2004


By:    /s/ Eric C. Wisnefsky
       ---------------------
Name:  Eric C. Wisnefsky
Title: Vice President, Corporate Finance
       and Treasurer